UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2017

VAALCO Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Richmond Avenue, Suite 700 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0801

Not Applicable

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The common stock of VAALCO Energy, Inc. (the “Company”) is listed and traded on the New York Stock Exchange (the “NYSE”). On June 28, 2017, the Company received a notice from the NYSE (the “NYSE Notice”) that it was not in compliance with the NYSE’s continued listing standards set forth in Section 802.01C of the NYSE Listed Company Manual, which require the average closing price of the Company’s common stock to be at least $1.00 per share over a consecutive 30-trading-day period. As of June 28, 2017, the 30 trading-day average closing price of the Company’s common stock was $0.97 per share.

Upon receipt of the notice of non-compliance from the NYSE, the Company became subject to the procedures set forth in Section 802.01C of the NYSE Listed Company Manual. As required by the NYSE, the Company will respond, acknowledging the notification, within 10 days following receipt of the notice. Under NYSE rules, the Company has six months from receipt of the notice to regain compliance with the minimum share price rule. The Company expects its common stock will continue to be listed and traded on the NYSE during this period, subject to the Company’s continued compliance with the NYSE’s other continued listing standards.

The NYSE Notice does not affect the Company’s business operations or trigger any violation of its material debt or other obligations. The Company expects to continue to file periodic and certain other reports with the SEC as required by federal securities laws.

Item 7.01Regulation FD Disclosure.

On June 30, 2017, the Company issued a press release announcing that it had received the NYSE Notice, as described above in Item 3.01. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K. The information included in this Current Report on Form 8-K under Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated June 30, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.

(Registrant)

Date:  June 30, 2017

By:/s/ Philip F. Patman, Jr.

Name: Philip F. Patman, Jr.

Title:Chief Financial Officer

Exhibit Index

8

Exhibit Number	Description
99.1	Press Release, dated June 30, 2017